Exhibit 10.1

EXECUTION VERSION

FORBEARANCE AGREEMENT AND WAIVER

This FORBEARANCE AGREEMENT AND WAIVER (this “Forbearance Agreement”) dated as of September 7, 2011 is by and among (i) ALBEMARLE MARITIME CORP., ARDEN MARITIME CORP., AVON MARITIME CORP., BIRNAM MARITIME CORP., BRISTOL MARITIME CORP., CHESTER SHIPPING CORP., CUMBERLAND NAVIGATION CORP., DARBY NAVIGATION CORP., DOVER MARITIME CORP., ELROD SHIPPING CORP., EXETER SHIPPING CORP., FRANKFORT MARITIME CORP., GLENWOOD MARITIME CORP., HANSEN SHIPPING CORP., HARTLEY NAVIGATION CORP., HENLEY MARITIME CORP., HUDSON MARITIME CORP., JESSUP MARITIME CORP., MONTROSE MARITIME CORP., OLDCASTLE SHIPPING CORP., QUENTIN NAVIGATION CORP., RECTOR SHIPPING CORP., REMSEN NAVIGATION CORP., SHEFFIELD MARITIME CORP., SHERMAN MARITIME CORP., STERLING SHIPPING CORP., STRATFORD SHIPPING CORP., VEDADO MARITIME CORP., VERNON MARITIME CORP. and WINDSOR MARITIME CORP., each a corporation organized under the laws of the Republic of the Marshall Islands (collectively, together with any Borrowers joined on or after the date hereof, the “Borrowers” and, each individually, a “Borrower”), (ii) TBS INTERNATIONAL PLC, a corporation formed under the laws of Ireland (“Irish Holdings”), (iii) TBS INTERNATIONAL LIMITED, a corporation formed under the laws of Bermuda (“Bermuda Holdings”, and together with Irish Holdings, “Holdings”), (iv) TBS SHIPPING SERVICES INC., a New York corporation, as administrative borrower (the “Administrative Borrower”), (v) each lender party hereto (collectively, the “Consenting Lenders” and individually, a “Consenting Lender”), and (vi) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.  Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the same meanings herein as in the Credit Agreement.

WHEREAS, the Borrowers, Holdings, the Administrative Borrower, the Consenting Lenders and the Administrative Agent, among others, are parties to that certain Second Amended and Restated Credit Agreement dated as of January 27, 2011 (as amended and in effect from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have advised the Lenders and the Administrative Agent that the Borrowers anticipate one or more of the following Defaults and Events of Default occurring under the Credit Agreement during the period from and after the date hereof and prior to December 15, 2011: (i) the failure to pay to the Lenders on September 30, 2011 the principal amounts due under the Term Loan 1 as set forth in Section 2.07(a) of the Credit Agreement, which payment failure would be an Event of Default under Section 8.01(a) of the Credit Agreement (the “Payment Event of Default”), (ii) the potential failure to deliver Cash Flow Forecasts that evidence and/or project the required minimum Qualified Cash as set forth in Section 6.01(e) and Section 7.13(b) of the Credit Agreement, which failure should such occur would be an Event of Default under Section 8.01(b) of the Credit Agreement (the “Cash Flow Forecasts Event of Default”), provided, that the Borrowers shall continue to be required to deliver Cash Flow Forecasts as required in Section 6.01(e) of the Credit Agreement, and the failure to deliver such reports shall not be a Specified Default, (iii) the potential failure to maintain the required minimum Qualified Cash as set forth in Section 7.13(b) of the Credit Agreement, which failure should such occur would be an Event of Default under Section 8.01(b) of the Credit Agreement (the “Minimum Qualified Cash Event of Default”), provided, that the Borrowers shall continue to be required to maintain with Bank of America, N.A. a minimum average balance of $3,382,500, and the failure to maintain such minimum average balance with Bank of America, N.A. shall not be a Specified Default, (iv) the potential failure to be in compliance with the Minimum Consolidated Interest Charges Coverage Ratio and the Maximum Consolidated Leverage Ratio as of the end of the fiscal quarter ending September 30, 2011 under Section 7.13(a) and Section 7.13(c) of the Credit Agreement, respectively, which failures should such occur would each be an Event of Default under Section 8.01(b) of the Credit Agreement (collectively, the “Financial Covenant Compliance Events of Default”), (v) the potential failure to maintain a Loan Value equal to or in excess of the Total Outstandings as required by Section 8.01(q) of the Credit Agreement and to make prepayments to cure any such Event of Default as set forth in Section 8.01(q) of the Credit Agreement (the “Loan Value Event of Default”), and (vi) one or more cross-defaults arising as a result of the occurrence of certain defaults and events of default under one or more of the Financing Agreements identified on Schedule 1 attached hereto, which such defaults and events of default should such occur would be an Event of Default under Section 8.01(c) of the Credit Agreement (arising as a result of a breach of Section 6.04 of the Credit Agreement) and/or Section 8.01(e) of the Credit Agreement (arising as a result of such defaults and events of default occurring under such Financing Agreements identified on Schedule 1 attached hereto)(collectively, the “Cross-Defaults”)(the Cash Flow Forecasts Event of Default, the Minimum Qualified Cash Event of Default, the Financial Covenant Compliance Events of Default, the Loan Value Event of Default and the Cross-Defaults, in each case to the extent occurring prior to the Forbearance Termination Date (as defined below), are herein referred to, collectively, as the “Specified Defaults”); and

WHEREAS, the Borrowers have requested that the Consenting Lenders and the Administrative Agent, and the Consenting Lenders and the Administrative Agent are willing to, (i) forbear, as herein provided, from exercising their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law as a result of the Payment Event of Default and (ii) waive, as herein provided, the Specified Defaults to the extent such Specified Defaults occur.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, Holdings, the Administrative Borrower, the Consenting Lenders and the Administrative Agent hereby agree as follows:

Section 1.              Forbearance Arrangements.  Subject to all of the other terms and conditions set forth herein, and (a) solely with respect to the Payment Event of Default, the Administrative Agent and the Consenting Lenders agree to forbear from exercising their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law arising as a result of the Payment Event of Default (it being understood that nothing herein shall constitute a waiver of any Payment Event of Default) and (b) solely with respect to the Specified Defaults, the Administrative Agent and the Consenting Lenders agree to waive the Specified Defaults, in each such case, solely during the period from the

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date hereof until that date (the “Forbearance Termination Date”) which is the earliest to occur of (i) December 15, 2011, (ii) the failure after the date hereof of any of the Loan Parties to comply with any of the terms or undertakings of this Forbearance Agreement, including, without limitation, the covenants set forth in Section 2 hereof, (iii) the failure after the date hereof of any of the Loan Parties to comply with any of the terms or undertakings of any amendment, waiver, forbearance or similar agreement with the lenders and other financial institutions under any of the Financing Agreements identified on Schedule 1 attached hereto or the expiration, for any reason, of any deferral, forbearance or similar period referred to therein, (iv) the occurrence after the date hereof of any Default or Event of Default (other than the Payment Event of Default and the Specified Defaults), and (v) the date that any of the Loan Parties or any Affiliate thereof or any Person or entity claiming by or through any of the Loan Parties joins in, assists, cooperates or participates as an adverse party or adverse witness in any suit or other proceeding against the Administrative Agent, the Lenders or any of their respective Affiliates relating to the indebtedness referred to as the Obligations or any amounts owing hereunder in connection with or related to any of the transactions contemplated by the Credit Agreement, the other Loan Documents, this Forbearance Agreement or any documents, agreements or instruments executed in connection with any of the foregoing.  Upon the Forbearance Termination Date, the agreements of the Administrative Agent and the Consenting Lenders to forbear from exercising their rights and remedies in respect of the Payment Event of Default and to waive the Specified Defaults, each as set forth herein, shall automatically, without the requirement of any notice to any Loan Party, terminate (and the Specified Defaults shall automatically be reinstated, without the requirement of any notice to any Loan Party or otherwise, for all purposes under the Loan Documents for all periods, including periods after the Forbearance Termination Date) and the Administrative Agent and the Lenders shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and remedies set forth in this Forbearance Agreement, the Credit Agreement, the other Loan Documents and applicable law, including, without limitation, the right to demand the immediate repayment of the Loans and the right to immediate repayment of all other Obligations in full.

Section 2.              Covenants.

(a)           Default Interest.  Commencing on September 30, 2011, the Borrowers shall accrue interest on the principal amount of all outstanding Obligations at the Default Rate as set forth in Section 2.08(b) of the Credit Agreement, provided, that the 2.0% per annum portion of the interest rate that is above the rate otherwise applicable shall be payable on the Interest Payment Date occurring immediately following the Forbearance Termination Date.  Except as set forth above, interest on each Loan shall continue to be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as specified in the Credit Agreement and the Borrowers agree to pay all interest then due and payable on each such Interest Payment Date and as otherwise provided in the Credit Agreement.

(b)           Restructuring Advisor.  At the Loan Parties’ expense, Bingham McCutchen LLP, counsel to the Administrative Agent, shall engage a financial advisor (a “Restructuring Advisor”) to, among other things, make visits to, and discuss financial and operational matters with, the Borrowers and the other Loan Parties upon reasonable advance notice and at reasonable times during normal business hours and to advise the

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Administrative Agent and the Lenders as to the business, operations, financial condition and restructuring alternatives of the Borrowers and the other Loan Parties.  The Borrowers and the other Loan Parties covenant and agree that (i) such Restructuring Advisor shall not be limited in the frequency of visits to the facilities of the Borrowers and the other Loan Parties; and (ii) the Borrowers and the other Loan Parties shall cooperate with such Restructuring Advisor and provide such Restructuring Advisor with all information reasonably requested by such Restructuring Advisor in connection with its engagement within a reasonable period of time after request.  All reasonable fees and expenses of the Restructuring Advisor shall be for the account of the Borrowers and shall constitute Obligations under the Credit Agreement.  Such fees and expenses shall be payable by the Loan Parties on a monthly basis by a date certain each month with the failure to pay within 2 Business Days of the due date constituting a breach of this Forbearance Agreement and the Credit Agreement and an immediate Event of Default under the Credit Agreement.  The failure of the Borrowers and the other Loan Parties to cooperate with the Restructuring Advisor and to provide any information or documents reasonably requested by such Restructuring Advisor as provided above shall constitute a breach of this Forbearance Agreement and the Credit Agreement and be an immediate Event of Default under the Credit Agreement pursuant to Section 8.01(b) thereof.  The Restructuring Advisor will provide good faith estimates of its fees and expenses on a periodic basis from time to time, and will be instructed to perform its work in an efficient manner, avoiding duplication of effort and utilizing the information and work product provided to it by the Loan Parties and their advisors to the extent practical.

(c)           Loan Parties’ Restructuring Advisor.  The Loan Parties shall continue to engage AlixPartners, LLP as the restructuring advisor to the Loan Parties, with a scope of services reasonably acceptable to the Administrative Agent, until otherwise agreed in writing by the Administrative Agent.  In the event that AlixPartners, LLP terminates their existing engagement by the Loan Parties, the Borrowers shall appoint a restructuring advisor satisfactory to the Administrative Agent with a scope of services reasonably acceptable to the Administrative Agent within 5 Business Days (or such longer period of time as agreed to in writing by the Administrative Agent) of AlixPartners, LLP providing the Borrowers written notice of termination of their contract with the Borrowers.  The Borrowers shall cause the newly appointed restructuring advisor to continue to serve as a restructuring advisor to the Loan Parties until otherwise agreed in writing by the Administrative Agent.  The Borrowers agree that any final written reports of such restructuring advisor provided to the Borrowers and the other Loan Parties will also be provided to the Administrative Agent and the Lenders within a reasonable period of time following the Borrowers’ or, as applicable, the other Loan Parties’ receipt of such final written reports, provided that any such written reports the disclosure of which would forfeit an attorney-client, accountant-client or other available privilege shall be excluded from the foregoing delivery requirement.

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Section 3.              Affirmation and Acknowledgment of the Borrowers and other Loan Parties.

(a)           Ratification of Obligations and Security.  Each Borrower and each other Loan Party hereby ratifies and confirms all of its Obligations to the Lenders, the L/C Issuer and the Administrative Agent, including, without limitation, the Loans, and each Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders, the L/C Issuer and the Administrative Agent the Loans and all other amounts due under the Credit Agreement.  Each Borrower hereby confirms that the Obligations are secured pursuant to the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrowers and as security for the Obligations.

(b)           Compliance with Loan Documents.  Each Loan Party will, and will cause each of its Subsidiaries to, comply and continue to comply with all of the terms, covenants and provisions contained in the Loan Documents to which each is a party and any other instruments evidencing or creating any of the Obligations.  Without limiting the foregoing, the Borrowers and the other Loan Parties acknowledge and agree that, notwithstanding the forbearance and waiver arrangements set forth in Section 1 hereof, the Borrowers and the other Loan Parties shall continue to be obligated to deliver all financial statements, certificates, notices, valuations and other information required under the terms of the Credit Agreement and the other Loan Documents as set forth in the applicable Loan Document and any failure to deliver such financial statements, certificates, notices, valuations and other information as therein provided shall be an Event of Default under the Credit Agreement as therein provided.

(c)           Further Assurances.  Each Loan Party will, and will cause its Subsidiaries to, at any time or from time to time execute and deliver such further instruments, each in form and substance satisfactory to the Administrative Agent, and take such further action as the Administrative Agent may reasonably request, in each case further to effect the purposes of this Forbearance Agreement, the Loan Documents and all documents, agreements and instruments executed in connection therewith.

Section 4.              Release.  In order to induce the Administrative Agent and the Consenting Lenders to enter into this Forbearance Agreement, each Loan Party acknowledges and agrees that, as of the date hereof: (a) such Loan Party does not have any claim or cause of action against the Administrative Agent, the L/C issuer or any Lender (or any of its respective directors, officers, employees or agents); (b) such Loan Party does not have any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Administrative Agent, the L/C Issuer or any Lender; and (c) each of the Administrative Agent, the L/C Issuer and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties.  Each Loan Party wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect the Administrative Agent’s, the L/C Issuer’s or any Lender’s rights, interests, contracts, collateral security or remedies.  Therefore, each Loan Party unconditionally releases, waives and forever discharges (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent, the L/C Issuer or any Lender to such Loan Party, except the obligations to be performed by any Administrative Agent, the L/C Issuer or any Lender on or after the date hereof as expressly stated in this

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Forbearance Agreement, the Credit Agreement and the other Loan Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Loan Party might otherwise have against the Administrative Agent, the L/C Issuer, any Lender or any of its directors, officers, employees or agents, in either case (i) or (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

Section 5.              Representations and Warranties.  Holdings and the Borrowers hereby represent and warrant to the Administrative Agent as follows:

(a)           Representations and Warranties in the Credit Agreement.  The representations and warranties of Holdings and the Borrowers contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the Forbearance Agreement Effective Date (as defined below) except for (a) representations or warranties which expressly relate to an earlier date in which case such representations and warranties shall be true and correct, in all material respects, as of such earlier date, (b) representations or warranties which are no longer true as a result of a transaction expressly permitted by the Credit Agreement or (c) representations or warranties which are no longer true as a result of the Payment Event of Default and the Specified Defaults.

(b)           Ratification, Etc.  Except as expressly modified hereby, the Credit Agreement is hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement shall, together with this Forbearance Agreement, be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as modified hereby.

(c)           Authority, Etc.  The execution and delivery by each of Holdings and the Borrowers of this Forbearance Agreement and the performance by each of Holdings and the Borrowers of all of its agreements and obligations under the Credit Agreement, as modified hereby, are within Holdings and each Borrower’s corporate authority and have been duly authorized by all necessary corporate action on the part of Holdings and such Borrower.

(d)           Enforceability.  This Forbearance Agreement and the Credit Agreement, as modified hereby, constitute the legal, valid and binding obligations of Holdings and the Borrowers and are enforceable against Holdings and the Borrowers in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

Section 6.              Effectiveness of Forbearance Agreement.  The provisions of this Forbearance Agreement shall become effective upon the satisfaction of each of the following conditions (such date, the “Forbearance Agreement Effective Date”), in each

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case in a manner and in form and substance satisfactory to the Administrative Agent (unless otherwise agreed to in writing by the Administrative Agent):

(a)           This Forbearance Agreement shall have been duly executed and delivered by each of the Borrowers, Holdings, the Administrative Borrower, the Guarantors, the Administrative Agent and the Consenting Lenders and shall be in full force and effect;

(b)           The applicable Subsidiaries of Holdings shall have entered into forbearance arrangements or, as applicable, an amendment, waiver or other modification reasonably satisfactory to the Administrative Agent of each Financing Agreement identified on Schedule 1 to this Forbearance Agreement and any other material Indebtedness of such Subsidiaries, in each case to the extent required by such Financing Agreement to maintain compliance therewith (or, in the case of failure to make payments thereunder, forbear from pursuing any remedies in respect of such default) and the Administrative Agent shall have received an Officer’s Certificate signed by a duly authorized officer of Holdings and attaching and certifying to be true, correct and complete, a fully executed copy of each such forbearance arrangement or, as applicable, amendment, waiver or other modification.

(c)           The Administrative Agent shall have received payment for the fees, and expenses including, without limitation, fees and expenses incurred by their counsel Bingham McCutchen LLP and other consultants, for which invoices or estimates therefor have been provided to the Loan Parties on or prior to the Forbearance Agreement Effective Date.

(d)           The representations and warranties of each of the Loan Parties in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Forbearance Agreement Effective Date, except with respect to the occurrence of the Payment Event of Default and the Specified Defaults referred to herein and to the extent that any of such representations and warranties relate by their terms to a prior date they shall be true and correct in all material respects as of such prior date.

(e)           There shall have occurred no Default or Event of Default other than the Payment Event of Default and the Specified Defaults.

Section 7.              No Other Amendments.  Except as expressly provided in this Forbearance Agreement, all of the terms and conditions of the Credit Agreement remain in full force and effect.

Section 8.              Execution in Counterparts.  This Forbearance Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  In making proof of this Forbearance Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

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Section 9.              Expenses.   Pursuant to Section 11.04 of the Credit Agreement, all costs and expenses incurred or sustained by the Administrative Agent in connection with this Forbearance Agreement, including the fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating the Forbearance Agreement, will be for the account of the Borrowers whether or not the transactions contemplated by this Forbearance Agreement are consummated.

Section 10.            Miscellaneous.  THIS FORBEARANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401). The captions in this Forbearance Agreement are for convenience of reference only and shall not define or limit the provisions hereof.  This Forbearance Agreement shall constitute one of the Loan Documents referred to in the Credit Agreement and any failure by any Loan Party to comply with the terms contained herein shall constitute an immediate Event of Default.

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IN WITNESS WHEREOF, the undersigned have duly executed this Forbearance Agreement as of the date first set forth above.

BORROWERS:	ALBEMARLE MARITIME CORP.
ARDEN MARITIME CORP.
AVON MARITIME CORP.
BIRNAM MARITIME CORP.
BRISTOL MARITIME CORP.
CHESTER SHIPPING CORP.
CUMBERLAND NAVIGATION CORP.
DARBY NAVIGATION CORP.
DOVER MARITIME CORP.
ELROD SHIPPING CORP.
EXETER SHIPPING CORP.
FRANKFORT MARITIME CORP.
GLENWOOD MARITIME CORP.
HANSEN SHIPPING CORP.
HARTLEY NAVIGATION CORP.
HENLEY MARITIME CORP.
HUDSON MARITIME CORP.
JESSUP MARITIME CORP.
MONTROSE MARITIME CORP.
OLDCASTLE SHIPPING CORP.
QUENTIN NAVIGATION CORP.
RECTOR SHIPPING CORP.
REMSEN NAVIGATION CORP.
SHEFFIELD MARITIME CORP.
SHERMAN MARITIME CORP.
STERLING SHIPPING CORP.
STRATFORD SHIPPING CORP.
VEDADO MARITIME CORP.
VERNON MARITIME CORP.
WINDSOR MARITIME CORP.

	By:	/s/ Tara DeMakes
	Name:	Tara DeMakes
	Title:	Attorney-in-Fact

Signature Page to Forbearance Agreement and Waiver

HOLDINGS:	TBS INTERNATIONAL PLC

	By:	/s/ Tara DeMakes
	Name:	Tara DeMakes
	Title:	Attorney-in-Fact

TBS INTERNATIONAL LIMITED

	By:	/s/ Tara DeMakes
	Name:	Tara DeMakes
	Title:	Attorney-in-Fact

ADMINISTRATIVE BORROWER:	TBS SHIPPING SERVICES INC.

	By:	/s/ Tara DeMakes
	Name:	Tara DeMakes
	Title:	Secretary

Signature Page to Forbearance Agreement and Waiver

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Robert L. Wallace, Jr.
	Name:	Robert L. Wallace, Jr.
	Title:	SVP

Signature Page to Forbearance Agreement and Waiver

BANK OF AMERICA, N.A., as a Consenting Lender

By:	/s/ Robert L. Wallace, Jr.
Name:	Robert L. Wallace, Jr.
Title:	SVP

Signature Page to Forbearance Agreement and Waiver

DVB BANK SE (formerly known as DVB Bank N.V. (as successor in interest to DVB Group Merchant Bank (Asia) Ltd.)), as co-Syndication Agent and a Consenting Lender

By:	/s/ Maarten Vis
Name:	Maarten Vis
Title:	Senior Vice President

By:	/s/ Vicente Alava-Pons
Name:	Vicente Alava-Pons
Title:	Senior Vice President

Signature Page to Forbearance Agreement and Waiver

TD BANK, N.A. (formerly known as TD Banknorth, N.A.), as Documentation Agent and a Consenting Lender

By:	/s/ Bethany Buitenhuys
Name:	Bethany Buitenhuys
Title:	VP

Signature Page to Forbearance Agreement and Waiver

KEYBANK NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Richard B. Saulsbery
Name:	Richard B. Saulsbery
Title:	Senior Vice President

Signature Page to Forbearance Agreement and Waiver

CAPITAL ONE LEVERAGE FINANCE CORP., as a Consenting Lender

By:	/s/ Thomas F. Furst
Name:	Thomas F. Furst
Title:	Vice President

Signature Page to Forbearance Agreement and Waiver

BBVA COMPASS BANK (as successor in interest to Guaranty Bank), as a Consenting Lender

By:	/s/ John P. Wedemeyer
Name:	John P. Wedemeyer
Title:	Senior Vice President

Signature Page to Forbearance Agreement and Waiver

WEBSTER BANK NATIONAL ASSOCIATION, as a Consenting Lender

By:
Name:
Title:

Signature Page to Forbearance Agreement and Waiver

COMERICA BANK, as a Consenting Lender

By:	/s/ Sarah R. Miller
Name:	Sarah R. Miller
Title:	Vice President

Signature Page to Forbearance Agreement and Waiver

TRISTATE CAPITAL BANK, as a Consenting Lender

By:
Name:
Title:

Signature Page to Forbearance Agreement and Waiver

MERRILL LYNCH COMMERCIAL FINANCE CORP., as a Consenting Lender

By:	/s/ Robert L. Wallace, Jr.
Name:	Robert L. Wallace, Jr.
Title:	SVP

Signature Page to Forbearance Agreement and Waiver

ROYAL BANK OF SCOTLAND PLC, as a Consenting Lender

By:
Name:
Title:

Signature Page to Forbearance Agreement and Waiver

GUARANTORS’ ACKNOWLEDGMENT

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Forbearance Agreement and the Borrowers’, Holdings’ and the Administrative Borrower’s execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the Credit Agreement as modified; (c) acknowledge and confirm that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Encumbrances) that secure all of the Obligations on and after the date hereof; and (d) acknowledges and agrees to the terms of Forbearance Agreement applicable to such Guarantor (including, without limitation, the Release set forth in Section 4 thereof and the retention of the restructuring advisors set forth in Section 2 thereof) and agrees to be bound by the terms thereof.

GUARANTORS:
TBS U.S. ENTERPRISES LLC

By: TBS SHIPPING SERVICES INC., its sole member

	By:	/s/ Tara DeMakes
	Name:	Tara DeMakes
	Title:	Secretary

TBS ENERGY LOGISTICS L.P.

By: TBS U.S. ENTERPRISES LLC, its general partner

By: TBS SHIPPING SERVICES INC., its sole member

	By:	/s/ Tara DeMakes
	Name:	Tara DeMakes
	Title:	Secretary

TBS SHIPPING HOUSTON, INC.

	By:	/s/ Tara DeMakes
	Name:	Tara DeMakes
	Title:	Secretary

Signature Page to Guarantors’ Acknowledgment to Forbearance Agreement and Waiver

GUARANTORS:
ROYMAR SHIP MANAGEMENT, INC.
TBS SHIPPING SERVICES INC.
AZALEA SHIPPING & CHARTERING, INC.
COMPASS CHARTERING CORP.

	By:	/s/ Tara DeMakes
	Name:	Tara DeMakes
	Title:	Secretary

TBS HOLDINGS LIMITED
WESTBROOK HOLDINGS LTD.
TRANSWORLD CARGO CARRIERS, S.A.
MERCURY MARINE LTD. (F/K/A TBS LOGISTICS LTD.)
TBS WORLDWIDE SERVICES INC.
BEEKMAN SHIPPING CORP.
FAIRFAX SHIPPING CORP.
LEAF SHIPPING CORP.
PACIFIC RIM SHIPPING CORP.
TBS AFRICAN VENTURES LIMITED
TBS DO SUL LTD.
TBS EUROLINES, LTD.
TBS LATIN AMERICA LINER, LTD.
TBS MIDDLE EAST CARRIERS, LTD.
TBS NORTH AMERICA LINER LTD.
TBS OCEAN CARRIERS, LTD.
TBS PACIFIC LINER, LTD.
TBS WAREHOUSE & DISTRIBUTION GROUP LTD.
TBS WAREHOUSE & EQUIPMENT HOLDINGS LTD.
TBSI NEW SHIP DEVELOPMENT CORP.
TBS MINING LIMITED

	By:	/s/ Tara DeMakes
	Name:	Tara DeMakes
	Title:	Attorney-in-Fact

Signature Page to Guarantors’ Acknowledgment to Forbearance Agreement and Waiver

SCHEDULE 1 TO FORBEARANCE AGREEMENT

EXISTING FINANCING AGREEMENTS

Amended and Restated Loan Agreement, dated May 6, 2010, between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., and Sunswyck Maritime Corp., as Borrowers, and The Royal Bank of Scotland plc, as Lender (as amended prior to the date hereof).

Loan Agreement, dated January 16, 2008, between Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp., and Whitehall Marine Transport Corp., as Borrower. and DVB Group Merchant Bank (ASIA) Ltd., as Lender (as amended prior to the date hereof).

Loan Agreement dated December 7, 2007, between Claremont Shipping Corp. and Yorkshire Shipping Corp., as Borrower, and Credit Suisse as Lender (as amended prior to the date hereof).

Loan Agreement dated February 29, 2008, between Amoros Maritime Corp., Lancaster Maritime Corp., and Chatham Maritime Corp., as Borrower, and AIG Commercial Equipment Finance, Inc., as Lender (as amended prior to the date hereof).

Loan Agreement dated June 19, 2008, between Grainger Maritime Corp., as Borrower, and Joh Berenberg, Gossler & Co. KG as Lender (as amended prior to the date hereof).

Bank of America Master Agreement (as amended prior to the date hereof).